UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 25, 2023

CRESTWOOD EQUITY PARTNERS LP

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34664	43-1918951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

811 Main St., Suite 3400

Houston, TX 77002

(Address of principal executive offices)

(832) 519-2200

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b):

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	CEQP	New York Stock Exchange
Preferred Units Representing Limited Partner Interests	CEQP-P	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

As previously announced, on August 16, 2023, Crestwood Equity Partners LP (the “Partnership”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Energy Transfer LP (“Energy Transfer”), Pachyderm Merger Sub LLC, a direct wholly owned subsidiary of Energy Transfer (“Merger Sub”), and, solely for the purposes of Sections 2.1(a), 2.1(b), 2.1(c) and 5.21 thereof, LE GP, LLC, pursuant to which the Partnership will merge with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger as a direct wholly owned subsidiary of Energy Transfer.

In addition, as previously announced, in connection with the Merger and at the direction of Energy Transfer, on September 27, 2023, the Partnership commenced a solicitation of consents (the “Consent Solicitation”) from holders of record of its issued and outstanding 9.250% Perpetual Preferred Units (the “Preferred Units”) as of September 22, 2023 (collectively, the “Preferred Holders”) to approve the proposed amendment (the “Proposed Amendment”) to the Partnership’s Sixth Amended and Restated Agreement of Limited Partnership, dated August 20, 2021.

The Consent Solicitation expired at 5:00 p.m., Eastern Time, on October 25, 2023. The Partnership received the consent of Preferred Holders of 49,128,465 out of the 71,257,445 Preferred Units, representing approximately 68.95% of the Preferred Units, which exceeds the threshold of holders of two-thirds of the Preferred Units required to approve the Proposed Amendment. Accordingly, the Proposed Amendment will go into effect if the conditions to the Merger (the “Conditions”) are satisfied or waived, as applicable, by the parties to the Merger Agreement and the Merger Agreement is not otherwise terminated. However, if the Conditions are not satisfied or waived, as applicable, by the parties to the Merger Agreement or the Merger Agreement is otherwise terminated, the Proposed Amendment will not become effective.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 25, 2023

CRESTWOOD EQUITY PARTNERS LP

By:	Crestwood Equity GP LLC, its General Partner

By:	/s/ Michael K. Post
Name:	Michael K. Post
Title:	Vice President, Associate General Counsel & Corporate Secretary

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